UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 22, 2010
MATRIXX INITIATIVES, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

8515 E. Anderson Drive, Scottsdale, Arizona	85255

(Address of principal executive offices)	(Zip Code)
(602) 385-8888
(Registrant’s telephone number, including area code)
NONE

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 22, 2010, Matrixx Initiatives, Inc. (the “Company”) and H.I.G. Capital, LLC (“HIG”) filed a joint press release announcing the commencement of the previously announced tender offer by Wonder Holdings, Inc. and Wonder Holdings Acquisition Corp., both of which are affiliates of and controlled by HIG, to acquire all of the outstanding shares of the Company’s common stock, $0.001 par value per share, including the associated rights, at a price of $8.00 per share in cash, without interest (less any applicable withholding taxes).
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated December 22, 2010 relating to the commencement of the tender offer

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
Date: December 22, 2010	/s/ William J. Hemelt
William J. Hemelt
President and Chief Executive Officer